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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 2, 2005
                                                           -------------

                            TOWER PROPERTIES COMPANY
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             (exact name of registrant as specified in its charter)

                   MISSOURI                                   0-18261                               43-1529759
        -------------------------------               ------------------------         ------------------------------------
        (state or other jurisdiction of               (Commission File Number)         (I.R.S. employer identification no.)
        incorporation or organization)

                             911 MAIN STREET, SUITE 100
                                KANSAS CITY, MISSOURI                                                  64105
                      ----------------------------------------                                       ----------
                      (address of principal executive offices)                                       (zip code)

Registrant's telephone number, including area code: (816) 421-8255
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                                 NOT APPLICABLE
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   (former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         The Registrant hereby amends Items 1, 2, 8 and 9 of its Current Report on Form 8-K filed on March 4, 2005, as follows:

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2. The information regarding the Registrant leasing real estate by entering into a Net Lease on March 2, 2005 and previously disclosed in Item 1.01-2. of the Form 8-K filed on March 4, 2005 should have been disclosed in Item 8 of that Form 8-K rather than in Item 1.01 and this Amendment hereby removes that disclosure from Item 1.01 and places it in Item 8 of that Form 8-K.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

2. The information regarding the real estate acquired by the Registrant on March 2, 2005 and previously disclosed in Item 2.01-2. of the Form 8-K filed on March 4, 2005 should have been disclosed in Item 8 of that Form 8-K rather than in
Item 2.01. The real estate acquired does not constitute a significant amount of assets. Neither the Registrant's equity in the net book value of such real estate nor the amount paid therefore exceed 10% of the total assets of the Registrant, which has no consolidated subsidiaries. In addition, the business acquired is not a significant business as defined in Regulation S-X, Rule 11-01(b). This Amendment hereby removes the disclosure regarding the aforesaid acquisition from Item 2.01-2. of the Form 8-K filed on March 4, 2005 and places it in Item 8 of that Form 8-K.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

1. The acquisition previously reported in Item 2.01-2. of the Form 8-K filed on March 4, 2005 that should have been disclosed in Item 8.01 is hereby disclosed as follows:

      On March 2, 2005, the Registrant completed the purchase from Ferrellgas L.P. of the land and two, 2-story office buildings and surrounding surface parking lots thereon, commonly known as One and Two Liberty Plaza, Liberty, Missouri 64068-2970, pursuant to the Real Estate Purchase Contract dated as of February 28, 2005. The purchase price was $5,500,000, and after deducting closing costs, the net amount of $5,493,520 was paid from cash deposited with an intermediary from the sale of land and improvements by the Registrant as part of a Sec. 1031 like-kind exchange.

2. The Net Lease previously reported in Item 1.01-2. of the Form 8-K filed on March 4, 2005 that should have been disclosed in Item 8.01 is hereby disclosed as follows:

      On March 2, 2005, the Registrant entered into a Net Lease with Ferrellgas L.P. ("Tenant") leasing to Tenant the land and improvements consisting of two, 2-story office buildings and surrounding surface parking lots, commonly known as One and Two Liberty Plaza, Liberty, Missouri 64068-2970. The term of the Lease commenced on March 2, 2005 and expires on March 31, 2015. The Tenant shall pay the Registrant as minimum rent, the sum of $473,000 per annum, payable in equal monthly installments of $39,416.67 on the first day of each month in advance. The Lease shall be deemed and construed to be a "Net Lease," it being the intent that the Registrant shall receive all minimum rent, additional rent and other charges payable under the Lease free from any charges, taxes, assessments, fees, impositions, expenses, set-offs or deductions of any and every kind or nature whatsoever, except as expressly set forth in the Lease. Tenant shall pay as additional rent all charges required to be paid by Tenant under this Lease, whether or not the same are designated "additional rent". If such charges are



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not paid at the time provided in this Lease, they shall be payable as additional rent upon demand or with the next installment of minimum rent thereafter falling due.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

         As the acquisition of real estate is now disclosed in Item 8.01-1. and the acquisition was not significant, no financial statements are required to be filed.

         (b) Proforma Financial Information.

         As the acquisition of real estate is now disclosed in Item 8.01-1., no pro forma financial information is required to be filed.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TOWER PROPERTIES COMPANY

DATE: May 18, 2005
                                    By: /s/ Thomas R. Willard
                                        ----------------------------------------
                                        Thomas R. Willard
                                        President and Chief Executive Officer



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